UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Amendment No. 1 to

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:       811-06194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
 (Name and address of agent for service)

1-800-368-3322
Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

This amendment on Form N-CSR/A is filed to provide an amended and restated disclosure regarding the Board of Directors approval of the investment advisory agreement and sub-advisory agreement for the UTC North American Fund.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Agreement and Sub-Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund, Inc. (the “Board”), including a majority of the Directors who are not affiliated with the UTC North American Fund’s investment adviser (the “Independent Directors”), met on February 24, 2017 to consider the continuation of the Fund’s investment advisory agreement and on June 7, 2017 to consider the continuation of the Fund’s sub-advisory agreement. Although the Board met specifically on those dates to consider the renewal of the investment advisory agreement and sub-advisory agreement, respectively, the Directors received information periodically throughout the year that they considered in approving the continuation of the investment advisory agreement and the sub-advisory agreement. Based on the Directors’ evaluation of information provided by UTC Fund Services, Inc. (the “Advisor”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period and based on the Directors’ evaluation of information provided by Goldman Sachs Asset Management, L.P. (the “Sub-Advisor”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the sub -advisory agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and the sub-advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature and Quality of Investment Advisory and Sub-Advisory Services

The Directors noted that the Advisor supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio (other than with regard to the equity portion of the portfolio) and that the Sub-Advisor supervises the equity portion of the investment portfolio of the Fund and that both the Advisor and the Sub-Advisor are responsible for the purchase and sale of investment securities with respect to their applicable portion of the investment portfolio. The Directors then discussed with management and the Sub-Advisor the nature of the investment process employed by the Advisor and the Sub-Advisor and the resources required to implement their respective process.

With regard to the equity portion of the portfolio and the Sub-Advisor, the Directors discussed the resources used by the Advisor to:

• Monitor the Fund’s compliance with its investment objectives and restrictions with regard to the equity portion of the portfolio.

• Monitor compliance with federal securities laws by the Sub-Advisor through ongoing reviews of the compliance program of the Sub-Advisor, and due diligence regarding the Sub-Advisor.

• Oversee the selection and continued employment of the Sub-Advisor, based on performance of the equity portion of the portfolio and other factors.

The Directors then discussed staffing at the Advisor and the Sub-Advisor, and concluded that the Advisor and Sub-Advisor are sufficiently staffed to meet the investment objectives of the Fund and for the Advisor to oversee the Sub-Advisor.

The Directors also considered the background and experience of the portfolio managers employed by the Advisor and the Sub-Advisor and expertise of, and the amount of attention given to the Fund by, the portfolio managers. In addition, the Directors considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Advisor, and the overall reputation and capabilities of the Advisor. Based on this review, the Directors believe that the Advisor and the Sub-Advisor provide quality services to the Fund, that the portfolio managers of the Sub-Advisor are attentive to the Fund and are improving the performance of the equity portion of the Fund and they noted that their overall confidence in both the Advisor and Sub-Advisor is good. The Directors also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor and the oversight services regarding the Sub-Advisor, and that the nature and extent of the services provided by the Advisor are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Fund. Management reviewed with the Directors the comparison of the Fund’s expense ratios to other similar funds. As part of the discussion with management, the Directors ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the 15(c) Materials. The Directors concluded that the Fund’s fee structure is comparable to the Morningstar categories, and is reasonable.

Comparison of Fee Structure

The Directors then inquired of management regarding the distinction between the services performed by the Advisor in its capacity overseeing the Sub-Advisor and the Sub-Advisor’s services as a portfolio manager for the equity portion of the Fund’s portfolio. The Advisor noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor in acting as a portfolio manager. Specifically, the Advisor noted the following:

• The Advisor maintains communication efforts for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press.

• The Advisor coordinates with the Fund’s Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

• The Advisor faces substantially greater litigation risk than the Sub-Advisor in its capacity as a portfolio manager.

• The Advisor monitors the Fund’s compliance with its investment objectives and restrictions with regard to the equity portion of the portfolio.

• The Advisor monitors compliance with federal securities laws by the Sub-Advisor through ongoing reviews of the compliance program of the Sub-Advisor, and due diligence regarding the Sub-Advisor.

• The Advisor monitors the performance of the Sub-Advisor and oversees the continued employment of the Sub-Advisor.

• Acting as a portfolio manager to the Fund does not require the same level of services and oversight, nor does it present the same compliance or litigation risk.

The Directors concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor, and that the services performed by the Advisor for the Fund present a higher level of compliance and litigation risk to the Advisor. Based on this determination, the Directors believe that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

Economies of Scale

The Directors then discussed with management whether economies of scale are recognized by the Fund They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Directors noted that many of the Fund’s expenses are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Fund’s assets grow.

The Directors concluded that given the size of the Fund the Fund is not recognizing economies of scale.

Costs and Profitability

The Directors discussed the Advisor’s and the Sub-Advisor’s profitability, as presented by management and the Sub-Advisor. They also considered the resources and revenues that the Advisor has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Advisor from its provision of services to the Fund is reasonable.  The Directors also considered the fact that the Sub-Advisor serves essentially as a portfolio manager of the Fund, with the Advisor providing the resources and revenues that are used to manage the compliance program of the Fund, provide oversight of the Sub-Advisor and its compliance program and distribute the Fund, and concluded that the level of profitability realized by the Sub-Advisor from its provision of portfolio management services to the Fund is reasonable.

Performance

Management discussed the performance of the Fund for different time periods compared both to various benchmark indices. The Directors noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Fund to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Fund’s investment performance, the Directors believe that the Advisor and the Sub-Advisor manages the Fund in a manner that is materially consistent with its stated investment objective and style. The Directors concluded that the Fund’s investment performance has generally been positive and had confidence in the management of the Fund to work on improving performance.

Fall-Out Benefits

The Directors then considered other benefits to the Advisor and the Sub-Advisor from serving as adviser and sub-advisor, respectively, to the Fund (in addition to the advisory fee and sub-advisory fee, respectively). The Directors noted that the Advisor and the Sub-Advisor may derive ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund. The Directors determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Directors concluded that the other benefits realized by the Advisor and Sub-Advisor from its relationship with the Fund were reasonable.

Conclusion

After reviewing the 15(c) Material, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreement and the sub-advisory agreement.

The Directors noted that all of the factors above were considered by the Board as a whole, and separately by the Independent Directors meeting in executive session. The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the investment advisory agreement and the sub-advisory agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund, Inc.

By: /s/ Amoy Van Lowe
Amoy Van Lowe
President and Treasurer

Date: April 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Amoy Van Lowe
Amoy Van Lowe
President and Treasurer

Date: April 27, 2018

Signature Page